                                                                   EXHIBIT 10.20


                     OBLIGATIONS SECURED HEREBY PROVIDE FOR
                          A FLUCTUATING INTEREST RATE


                              AMENDED AND RESTATED
             DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                   AND LEASES AND FIXTURE FILING (TENNESSEE)


                                  BY AND FROM

                          THE PANTRY, INC., "GRANTOR"

                                       TO

                           DAVID R. CANNON, "TRUSTEE"

                               FOR THE BENEFIT OF

                           FIRST UNION NATIONAL BANK,
                    IN ITS CAPACITY AS AGENT, "BENEFICIARY"


                          DATED AS OF OCTOBER 23, 1997

                       COLLATERAL IS OR INCLUDES FIXTURES


          THE SECURED PARTY (BENEFICIARY) DESIRES THIS FIXTURE FILING
           TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE
                                DESCRIBED HEREIN


                      PREPARED BY, RECORDING REQUESTED BY,
                           AND WHEN RECORDED MAIL TO:

                             O'MELVENY & MYERS LLP
                             400 SOUTH HOPE STREET
                            LOS ANGELES, CALIFORNIA
                       ATTENTION:  F. THOMAS MULLER, ESQ.
                                FILE 154,607-004

                              AMENDED AND RESTATED
             DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                   AND LEASES AND FIXTURE FILING (TENNESSEE)

          THIS AMENDED AND RESTATED DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING (Tennessee) (this "DEED OF TRUST") is dated as of October 23, 1997, by and from THE PANTRY, INC., a Delaware corporation ("GRANTOR"), whose address is 1801 Douglas Drive, Sanford, North Carolina 27330, to CARLA PEACHER-RYAN, the trustee hereunder ("TRUSTEE"), having an address c/o Baker, Donelson, Bearman & Caldwell, First Tennessee Building, 165 Madison Avenue, Suite 2000, Memphis, Tennessee 38103, for the benefit of FIRST UNION NATIONAL BANK, as Agent ("AGENT") for the lenders party to the Credit Agreement (defined below) (such lenders, together with their respective successors and assigns, collectively, the "LENDERS"), having an address at 301 South College Street, Charlotte, North Carolina 28288 (Agent, together with its successors and assigns, "BENEFICIARY").

                                R E C I T A L S

     A. Beneficiary is the assignee of the beneficial interest in those certain deeds of trust described on Exhibit B hereto (the "ORIGINAL DEEDS OF TRUST") and of the obligations secured thereby, which encumber the properties described on Exhibit A hereto.

     B. Beneficiary and Grantor now desire to amend and restate the Original Deeds of Trust to contain all of the terms and conditions contained herein and in the Credit Agreement.

     NOW, THEREFORE, Beneficiary and Grantor hereby amend and restate the Original Deeds of Trust in their entirety to provide as follows:


                                   ARTICLE 1
                                  DEFINITIONS
                                  -----------

          SECTION 1.1  DEFINITIONS.  All capitalized terms used herein without
                       -----------
definition shall have the respective meanings ascribed to them in that certain Credit Agreement dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among Grantor, the Lenders, Canadian Imperial Bank of Commerce, as Syndication Agent, and Beneficiary. As used herein, the following terms shall have the following meanings:

          1.1.1 "INDEBTEDNESS": (1) All indebtedness of Grantor to Beneficiary and the Lenders, including, without limitation, the sum of all (a) principal, interest and other amounts evidenced or secured by the Loan Documents, and (b) principal, interest and other amounts which may hereafter be loaned by Beneficiary or any of the Lenders under or in connection with the Credit Agreement or any of the other Loan Documents, whether evidenced by a promissory note or other instrument which, by its terms, is secured hereby, and (2) all other indebtedness, obligations and liabilities now or hereafter existing of any kind of Grantor to Beneficiary or any of the Lenders under documents which recite that they are intended to be secured by this Deed of Trust.

          1.1.2 "TRUST PROPERTY": All of Grantor's interest in (1) the fee interest in the real property described in Exhibit A attached hereto and incorporated herein by this reference, together with any greater estate therein as hereafter may be acquired by Grantor (the "LAND"), (2) all improvements now owned or hereafter acquired by Grantor, now or at any time situated, placed or constructed upon the Land (the "IMPROVEMENTS"), (3) all materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by Grantor and now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, and water, gas, electrical, storm and sanitary sewer facilities and all other utilities whether or not situated in easements (the "FIXTURES"), (4) all right, title and interest of Grantor in and to all goods, accounts, general intangibles, instruments, documents, chattel paper and all other personal property of any kind or character, including such items of personal property as defined in the UCC (defined below), now owned or hereafter acquired by Grantor and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Land and Improvements (the "PERSONALTY"), (5) all reserves, escrows or impounds required under the Credit Agreement and all deposit accounts maintained by Grantor with respect to the Trust Property, (6) all leases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect) which grant to any Person a possessory interest in, or the right to use, all or any part of the Trust Property, together with all related security and other deposits (the "LEASES"), (7) all of the rents, revenues, income, proceeds, profits, security and other types of deposits, and other benefits paid or payable by parties to the Leases for using, leasing, licensing, possessing, operating from, residing in, selling or otherwise enjoying the Trust Property (the "RENTS"), (8) all other agreements, such as construction contracts, architects' agreements, engineers' contracts, utility contracts, maintenance agreements, management agreements, service contracts, permits, licenses, certificates and entitlements in any way relating to the construction, use, occupancy, operation, maintenance, enjoyment or ownership of the Trust Property (the "PROPERTY AGREEMENTS"), (9) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing, (10) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof, (11) all insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Grantor, and
(12) all of Grantor's right, title and interest in and to any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to the Land, Improvements, Fixtures or Personalty. As used in this Deed of Trust, the term "TRUST PROPERTY" shall mean all or, where the context permits or requires, any portion of the above or any interest therein.

          1.1.3 "OBLIGATIONS": All of the agreements, covenants, conditions, warranties, representations and other obligations of Grantor (including, without limitation, the obligation to repay the Indebtedness) under the Credit Agreement and the other Loan Documents.

          1.1.4 "UCC": The Uniform Commercial Code of Tennessee or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than Tennessee, then, as to the matter in question, the Uniform Commercial Code in effect in that state.

                                   ARTICLE 2
                                     GRANT
                                     -----

          SECTION 2.1  GRANT.
                       -----

          2.1.1 To secure the full and timely payment of the Indebtedness and the full and timely performance of the Obligations, Grantor MORTGAGES, GRANTS, BARGAINS, ASSIGNS, SELLS and CONVEYS, to Trustee, with power of sale, the Trust Property, subject, however, to the Permitted Encumbrances, TO HAVE AND TO HOLD the Trust Property to Trustee, for the benefit of Beneficiary upon the terms and trusts herein, and Grantor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Trust Property unto Trustee against the lawful claims of all persons whomsoever.

          2.1.2 THIS CONVEYANCE IS MADE UPON THIS SPECIAL TRUST, that if Grantor shall pay the Indebtedness and perform the Obligations in accordance with the Credit Agreement, Notes, this Deed of Trust, and the other Loan Documents, then this conveyance shall be null and void and may be canceled of record at the request and at the cost of Grantor as provided in Section 7.7
                                                                -----------
hereof.

          2.1.3 To the extent that any of the Trust Property is not real property that Trustee is empowered to sell at a public sale pursuant to N.C. Gen. Stat. (S) 45-21.1 et seq., or is not real property that could be sold at a
                       -- ----
public sale pursuant to a judicial proceeding to foreclose the lien of this Deed of Trust, such property shall automatically be deemed to be personal property in which a security interest is granted by Grantor unto Beneficiary as provided in

Section 6.1 of this Deed of Trust, effective as of the date of this Deed of
-----------
Trust.

          SECTION 2.2  FUTURE ADVANCES.  This Deed of Trust is given to secure
                       ---------------
all present and future Indebtedness of Grantor to Beneficiary. The period in which future Indebtedness may be incurred and secured by this Deed of Trust is the period between the date hereof and that date which is ten years from the date hereof. The amount of present Indebtedness secured by this Deed of Trust is Seventy-Five Million Dollars ($75,000,000), and the maximum principal amount, including present and future Indebtedness that may be secured by this Deed of Trust at any one time is One Hundred Fifty Million Dollars ($150,000,000). Any additional amounts advanced by Beneficiary or Trustee pursuant to previous provisions of this Deed of Trust or other Loan Documents shall be deemed necessary expenditures for the protection of the Trust Property. Grantor need not sign any instrument or notation evidencing or stipulating that future advances are secured by this Deed of Trust.


                                   ARTICLE 3
                   WARRANTIES, REPRESENTATIONS AND COVENANTS
                   -----------------------------------------

          Grantor warrants, represents and covenants to Beneficiary as follows:

          SECTION 3.1  TITLE TO TRUST PROPERTY AND LIEN OF THIS INSTRUMENT.
                       ---------------------------------------------------
Grantor owns the Trust Property free and clear of any liens, claims or interests, except the Permitted Encumbrances. This Deed of Trust creates valid, enforceable first priority liens and security interests against the Trust Property, subject to the Permitted Encumbrances.

          SECTION 3.2  FIRST LIEN STATUS.  Grantor shall preserve and protect
                       -----------------
the first lien and security interest status of this Deed of Trust and the other Loan Documents. If any lien or security interest other than the Permitted Encumbrances is asserted against the Trust Property, Grantor shall promptly, and at its expense, (a) give Beneficiary a detailed written notice of such lien or security interest (including origin, amount and other terms), and (b) pay the underlying claim in full or take such other action so as to cause it to be released or contest the same in compliance with the requirements of the Credit Agreement (including the requirement of providing a bond or other security satisfactory to Beneficiary).

          SECTION 3.3  PAYMENT AND PERFORMANCE.  Grantor shall pay the
                       -----------------------
Indebtedness when due under the Loan Documents and shall perform the Obligations in full when they are required to be performed.

          SECTION 3.4  REPLACEMENT OF FIXTURES AND PERSONALTY.  Grantor shall
                       --------------------------------------
not, without the prior written consent of Beneficiary (said consent not to be unreasonably withheld or delayed), permit any of the Fixtures or Personalty to be removed at any time from the Land or Improvements, unless the removed item is removed temporarily for maintenance and repair or, if removed permanently, is obsolete and is replaced by an article of equal or better suitability and value, owned by Grantor subject to the liens and security interests of this Deed of Trust and the other Loan Documents, and free and clear of any other lien or security interest except such as may be permitted under the Credit Agreement or first approved in writing by Beneficiary.

          SECTION 3.5  INSPECTION.  Grantor shall permit Beneficiary and the
                       ----------
Lenders, and their respective agents, representatives and employees, upon reasonable prior notice to Grantor, to inspect the Trust Property and all books and records of Grantor located thereon, and to conduct such environmental and engineering studies as provided in the Credit Agreement.

          SECTION 3.6  OTHER COVENANTS.  All of the covenants in the Credit
                       ---------------
Agreement are incorporated herein by reference and, together with covenants in this Article, shall be covenants running with the land.
     -------

          SECTION 3.7  CONDEMNATION AWARDS AND INSURANCE PROCEEDS.
                       ------------------------------------------

          3.7.1  Condemnation Awards.  Grantor assigns all awards and
                 -------------------
compensation to which it is entitled for any condemnation or other taking, or any purchase in lieu thereof, to Beneficiary and authorizes Beneficiary to collect and receive such awards and compensation and to give proper receipts and acquittances therefor, subject to the terms of the Credit Agreement.

          3.7.2  Insurance Proceeds.  Subject to the terms of the Credit
                 ------------------
Agreement, Grantor assigns to Beneficiary all proceeds of any insurance policies insuring against loss or damage to the Trust Property. Subject to the terms of the Credit Agreement, Grantor authorizes Beneficiary to collect and receive such proceeds and authorizes and directs the issuer of each of such insurance policies to make payment for all such losses directly to Beneficiary, instead of to Grantor and Beneficiary jointly.

                                   ARTICLE 4
                            DEFAULT AND FORECLOSURE
                            -----------------------

          SECTION 4.1  REMEDIES.  If an Event of Default exists, Beneficiary
                       --------
may, at Beneficiary's election, exercise any or all of the following rights, remedies and recourses:

          4.1.1  Acceleration.  Declare the Indebtedness to be immediately due
                 ------------
and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Grantor), whereupon the same shall become immediately due and payable.

          4.1.2  Entry on Trust Property.  Enter the Trust Property and take
                 -----------------------
exclusive possession thereof and of all books, records and accounts relating thereto or located thereon. If Grantor remains in possession of the Trust Property after an Event of Default and without Beneficiary's prior written consent, Beneficiary may invoke any legal remedies to dispossess Grantor.

          4.1.3  Operation of Trust Property.  Hold, lease, develop, manage,
                 ---------------------------
operate or otherwise use the Trust Property upon such terms and conditions as Beneficiary may deem reasonable under the circumstances (making such repairs, alternations, additions and improvements and taking other actions, from time to time, as Beneficiary deems necessary or desirable), and apply all Rents and other amounts collected by Beneficiary in connection therewith in accordance with the provisions of Section 4.7.
                       -----------

          4.1.4  Foreclosure and Sale.  Institute proceedings for the complete
                 --------------------
foreclosure of this Deed of Trust, either by judicial action or by power of sale in accordance with the provisions of applicable law, in which case the Trust Property may be sold for cash or credit in one or more parcels. With respect to any notices required or permitted under the UCC, Grantor agrees that five days' prior written notice shall be deemed commercially reasonable. At any such sale by virtue of any judicial proceedings, power of sale, or any other legal right, remedy or recourse, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Grantor shall be completely and irrevocably divested of all of its right, title, interest, claim, equity, equity of redemption, and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Grantor, and against all other Persons claiming or to claim the property sold or any part thereof, by, through or under Grantor. Beneficiary or any of the Lenders may be a purchaser at such sale. If Beneficiary is the highest bidder, Beneficiary may credit the portion of the purchase price that would be distributed to Beneficiary against the Indebtedness in lieu of paying cash. In the event this Deed of Trust is foreclosed by judicial action, appraisement of the Trust Property is waived.

          4.1.4.a Beneficiary instituting proceedings for foreclosure by power of sale shall direct Trustee to exercise the power of sale granted hereunder, and upon such direction, Trustee is hereby authorized and empowered to expose to sale and to sell the Trust Property or any part thereof at public sale to the highest bidder for cash, in compliance with all applicable requirements of Tennessee law with respect to powers of sale in deeds of trust. Trustee shall have the right to designate the place of sale in compliance with applicable law, and the sale shall be held at the place designated by the notice of sale. The successful bidder at any sale may be required by Trustee to immediately deposit with Trustee cash or certified check or cashier's check in an amount up to five percent of the bid, provided notice of such deposit requirement is published as required by law. Trustee may reject the bid if the deposit is not immediately made. Trustee shall refund such deposit in case of a resale because of an upset bid or if Trustee is unable to convey the portion of the Trust Property so sold to the bidder because the power of sale has been terminated in accordance with applicable law. If the purchaser fails to comply with its bid, Trustee may retain the deposit and apply the deposit to the expenses of the sale and any resales and to any damages and expenses incurred by reason of such default (including the amount that such bid exceeds the final sales price), or may deposit the deposit with the Clerk of Superior Court. In all other cases, Trustee shall apply the deposit to the purchase price.

          4.1.4.b Beneficiary may direct Trustee to expose to sale and sell, together with the real estate, any portion of the Trust Property which is personal property. If personal property is sold hereunder, it need not be at the place of sale. Trustee shall not be entitled to a commission for any completed or uncompleted sale of real or personal property under this Section
4.1.4 upon an Event of Default, but shall be entitled to collect all reasonable expenses and attorneys' fees and court costs in connection with exercising its powers as Trustee.

          4.1.5  Receiver.  Make application to a court of competent
                 --------
jurisdiction for, and obtain from such court as a matter of strict right and without notice to Grantor or regard to the adequacy of the Trust Property for the repayment of the Indebtedness, the appointment of a receiver of the Trust Property, and Grantor irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Trust Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 4.7.
                                                -----------

          4.1.6  Other.  Exercise all other rights, remedies and recourses
                 -----
granted under the Loan Documents or otherwise available at law or in equity.

          SECTION 4.2  SEPARATE SALES.  The Trust Property may be sold in one or
                       --------------
more parcels and in such manner and order as Beneficiary in its reasonable discretion may elect; the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

          SECTION 4.3  REMEDIES CUMULATIVE, CONCURRENT AND NONEXCLUSIVE.
                       ------------------------------------------------
Beneficiary and the Lenders shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the UCC), which rights (a) shall be cumulated and concurrent, (b) may be pursued separately, successively or concurrently against Grantor or others obligated under the Loan Documents, or against the Trust Property, or against any one or more of them, at the sole discretion of Beneficiary or the Lenders, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Beneficiary or the Lenders in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

          SECTION 4.4  RELEASE OF AND RESORT TO COLLATERAL.  Beneficiary may
                       -----------------------------------
release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Trust Property, any part of the Trust Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by the Loan Documents or their status as a first and prior lien and security interest in and to the Trust Property. For payment of the Indebtedness, Beneficiary may resort to any other security in such order and manner as Beneficiary may elect.

          SECTION 4.5  WAIVER OF REDEMPTION, NOTICE AND MARSHALLING OF ASSETS.
                       -------------------------------------------------------
To the fullest extent permitted by law, Grantor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Grantor by virtue of any present or future statute of limitations or law or judicial decision exempting the Trust Property from attachment, levy or sale on execution or providing for any stay of execution, exemption from civil process, redemption or extension of time for payment, (b) all notices of any Event of Default or of

Beneficiary's election to exercise or the actual exercise of any right, remedy or recourse provided for under the Loan Documents, and (c) any right to a marshalling of assets or a sale in inverse order of alienation.

          SECTION 4.6  DISCONTINUANCE OF PROCEEDINGS.  If Beneficiary or the
                       -----------------------------
Lenders or Trustee shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Beneficiary or the Lenders or Trustee, as the case may be, shall have the unqualified right to do so and, in such an event, Grantor, Beneficiary, the Lenders or Trustee, as the case may be, shall be restored to their former positions with respect to the Indebtedness, the Obligations, the Loan Documents, the Trust Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary, the Lenders and Trustee shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Beneficiary or the Lenders or Trustee, as the case may be, thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

          SECTION 4.7  ALLOCATION OF PROCEEDS.  The proceeds of any sale of, and
                       ----------------------
the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Trust Property, shall be applied by Beneficiary (or the receiver, if one is appointed) in the following order unless otherwise required by applicable law:

          4.7.1 to the payment of the reasonable costs and expenses of taking possession of the Trust Property and of holding, using, leasing, repairing, improving and selling the same, including, without limitation (1) receiver's fees and expenses, including the repayment of the amounts evidenced by any receiver's certificates, (2) court costs, (3) attorneys' and accountants' fees and expenses, and (4) costs of advertisement;

          4.7.2 to the payment of the Indebtedness and performance of the Obligations in such manner and order of preference as Beneficiary in its sole discretion may determine; and

          4.7.3 the balance, if any, to the payment of the Persons legally entitled thereto.

          SECTION 4.8  OCCUPANCY AFTER FORECLOSURE.  Any sale of the Trust
                       ---------------------------
Property or any part thereof in accordance with Section 4.1.4 will, after the
                                                -------------
expiration of any upset period, divest all right, title and interest of Grantor in and to the property sold. Subject to applicable law, any purchaser at a foreclosure sale will receive immediate possession of the property purchased.
If Grantor retains possession of such property or any part thereof subsequent to such sale, Grantor will be considered a tenant at sufferance of the purchaser, and will, if Grantor remains in possession after demand to remove, be subject to eviction and removal, with or without process of law.

          SECTION 4.9  ADDITIONAL ADVANCES AND DISBURSEMENTS; COSTS OF
                       -----------------------------------------------
ENFORCEMENT.
-----------

          4.9.1 If any Event of Default exists, Beneficiary and each of the Lenders shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Grantor. All sums advanced and expenses incurred at any time by Beneficiary or any Lender under this Section, or
                                                             -------
otherwise under this Deed of Trust or any of the other Loan Documents or applicable law, shall be deemed advances of principal evidenced by the Notes and shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the rate or rates at which interest is then computed on the Indebtedness, and all such sums, together with interest thereon, shall be secured by this Deed of Trust.

          4.9.2 Grantor shall pay all expenses (including reasonable attorneys' fees and expenses) of or incidental to the perfection and enforcement of this Deed of Trust and the other Loan Documents, or the enforcement, compromise or settlement of the Indebtedness or any claim under this Deed of Trust and the other Loan Documents, and for the curing thereof, or for defending or asserting the rights and claims of Beneficiary in respect thereof, by litigation or otherwise. Attorneys' fees and expenses payable by Grantor under this Section
                                                                       -------
4.9 or otherwise under this Deed of Trust shall be limited to those reasonable
---
fees and expenses actually incurred at standard rates without reference to a specific percentage of the outstanding balance of the Indebtedness.

          SECTION 4.10  NO BENEFICIARY IN POSSESSION.  Except as otherwise
                        ----------------------------
provided by law, neither the enforcement of any of the remedies under this

Article, the assignment of the Rents and Leases under Article 5, the security
-------                                               ---------
interests under Article 5, nor any other remedies afforded to Beneficiary under
                ---------
the Loan Documents, at law or in equity shall cause Beneficiary or any Lender to be deemed or construed to be a beneficiary in possession of the Trust Property, to obligate Beneficiary or any Lender to lease the Trust Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

                                   ARTICLE 5
                         ASSIGNMENT OF RENTS AND LEASES
                         ------------------------------

          SECTION 5.1  ASSIGNMENT.  In furtherance of and in addition to the
                       ----------
assignment made by Grantor in Section 2.1 of this Deed of Trust, Grantor hereby
                              -----------
absolutely and unconditionally assigns, sells, transfers and conveys to Beneficiary all of its right, title and interest in and to all Leases, whether now existing or hereafter entered into, and all of its right, title and interest in and to all Rents. If permitted under applicable law, this assignment is an absolute assignment and not merely an assignment for additional security. So long as no Event of Default shall have occurred and be continuing, Grantor shall have a revocable license from Beneficiary to exercise all rights extended to the landlord under the Leases, including the right to receive and collect all Rents and to hold the Rents in trust for use in the payment and performance of the Obligations and to otherwise use the same. The foregoing license is granted subject to the conditional limitation that no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, whether or not legal proceedings have commenced, and without regard to waste, adequacy of security for the Obligations or solvency of Grantor, the license herein granted shall automatically expire and terminate, without notice by Beneficiary (any such notice being hereby expressly waived by Grantor).

          SECTION 5.2  PERFECTION UPON RECORDATION.  Grantor acknowledges that
                       ---------------------------
Beneficiary has taken all actions necessary to obtain, and that upon recordation of this Deed of Trust Beneficiary shall have, to the extent permitted under applicable law, a valid and fully perfected first priority present assignment of the Rents arising out of the Leases and all security for such Leases. Grantor acknowledges and agrees that upon recordation of this Deed of Trust Beneficiary's interest in the Rents shall be deemed to be fully perfected, "choate" and enforced as to Grantor and all third parties, including, without limitation, any subsequently appointed trustee in any case under Title 11 of the United States Code (the "BANKRUPTCY CODE"), without the necessity of commencing a foreclosure action with respect to this Deed of Trust, making formal demand for the Rents, obtaining the appointment of a receiver or taking any other affirmative action.

          SECTION 5.3  BANKRUPTCY PROVISIONS.  Without limitation of the
                       ---------------------
absolute nature of the assignment of the Rents hereunder, Grantor and Beneficiary agree that (a) this Deed of Trust shall constitute a "security agreement" for purposes of Section 552(b) of the Bankruptcy Code, (b) the security interest created by this Deed of Trust extends to property of Grantor acquired before the commencement of a case in bankruptcy and to all amounts paid as Rents and (c) such security interest shall extend to all Rents acquired by the estate after the commencement of any case in bankruptcy.

          SECTION 5.4  NO MERGER OF ESTATES.  So long as part of the
                       --------------------
Indebtedness and the Obligations secured hereby remain unpaid and undischarged, the fee and leasehold estates to the Trust Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Grantor, Beneficiary, any tenant or any third party by purchase or otherwise.

                                   ARTICLE 6
                              SECURITY AGREEMENT
                              ------------------

          SECTION 6.1  SECURITY INTEREST.  This Deed of Trust constitutes a
                       -----------------
"Security Agreement" on personal property within the meaning of the UCC and other applicable law and with respect to the Personalty, Fixtures, Leases, Rents and Property Agreements. To this end, Grantor grants to Beneficiary a first and prior security interest in the Personalty, Fixtures, Leases, Rents and Property Agreements and all other Trust Property which is personal property to secure the payment of the Indebtedness and performance of the Obligations, and agrees that Beneficiary shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any notice of sale, disposition or other intended action by Beneficiary with respect to the Personalty, Fixtures, Leases, Rents and Property Agreements sent to Grantor at least five days prior to any action under the UCC shall constitute reasonable notice to Grantor.

          SECTION 6.2  FINANCING STATEMENTS.  Grantor shall execute and deliver
                       --------------------
to Beneficiary, in form and substance satisfactory to Beneficiary, such financing statements and such further assurances as Beneficiary may, from time to time, reasonably consider necessary to create, perfect and preserve Beneficiary's security interest hereunder and Beneficiary may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. Grantor's chief executive office is in the State of North Carolina at the address set forth in the first paragraph of this Deed of Trust.

          SECTION 6.3  FIXTURE FILING.  This Deed of Trust shall also constitute
                       --------------
a "fixture filing" for the purposes of the UCC against all of the Trust Property which is or is to become fixtures. Information concerning the security interest herein granted may be obtained at the addresses of Debtor (Grantor) and Secured Party (Beneficiary) as set forth in the first paragraph of this Deed of Trust. For the purposes of complying with N.C. Gen. Stat. (S) 25-9-402: (i) the types or items of collateral are described in Section 6.1 hereof, as further described
                                        -----------
in Section 1.1.2 hereof; and (ii) the description of the Land to which any
   -------------
fixtures are attached is set forth in Exhibit A hereto. The collateral is or includes fixtures.

                                   ARTICLE 7
                                 MISCELLANEOUS
                                 -------------
          SECTION 7.1  NOTICES.  Any notice required or permitted to be given
                       -------
under this Deed of Trust shall be given in accordance with the provisions of the Credit Agreement.

          SECTION 7.2  COVENANTS RUNNING WITH THE LAND.  All Obligations
                       -------------------------------
contained in this Deed of Trust are intended by Grantor and Beneficiary to be, and shall be construed as, covenants running with the Trust Property. As used herein, "Grantor" shall refer to the party named in the first paragraph of this Deed of Trust and to any subsequent owner of all or any portion of the Trust Property. All Persons who may have or acquire an interest in the Trust Property shall be deemed to have notice of, and be bound by, the terms of the Credit Agreement and the other Loan Documents; however, no such party shall be entitled to any rights thereunder without the prior written consent of Beneficiary.

          SECTION 7.3  ATTORNEY-IN-FACT.  Grantor hereby irrevocably appoints
                       ----------------
Beneficiary and its successors and assigns, as its attorney-in-fact, which agency is coupled with an interest, (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Beneficiary deems appropriate to protect Beneficiary's interest, if Grantor shall fail to do so within ten (10) days after written request by Beneficiary, (b) upon the issuance of a deed pursuant to the foreclosure of this Deed of Trust or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents, Personalty, Fixtures and Property Agreements in favor of the grantee of any such deed and as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Beneficiary's security interests and rights in or to any of the Trust Property, and (d) while any Event of Default exists, to perform any obligation of Grantor hereunder, however: (1) Beneficiary shall not under any circumstances be obligated to perform any obligation of Grantor; (2) any sums advanced by Beneficiary in such performance shall be added to and included in the Indebtedness and shall bear interest at the rate or rates at which interest is then computed on the Indebtedness; (3) Beneficiary as such attorney-in-fact shall only be accountable for such funds as are actually received by Beneficiary; and (4) Beneficiary shall not be liable to Grantor or any other person or entity for any failure to take any action which it is empowered to take under this Section.
                -------

          SECTION 7.4  SUCCESSORS AND ASSIGNS.  This Deed of Trust shall be
                       ----------------------
binding upon and inure to the benefit of Beneficiary, the Lenders, and Grantor and their respective successors and assigns. Grantor shall not, without the prior written consent of Beneficiary, assign any rights, duties or obligations hereunder.

          SECTION 7.5  NO WAIVER.  Any failure by Beneficiary to insist upon
                       ---------
strict performance of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same, and Beneficiary or the Lenders shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

          SECTION 7.6  CREDIT AGREEMENT.  If any conflict or inconsistency
                       ----------------
exists between this Deed of Trust and the Credit Agreement, the Credit Agreement shall govern.

          SECTION 7.7  RELEASE OR RECONVEYANCE.  Upon payment in full of the
                       -----------------------
Indebtedness and performance in full of the Obligations, the conveyance of the Trust Property to Trustee under this Deed of Trust shall be null and void, and upon Grantor's request, Trustee and Beneficiary, at Grantor's expense, shall release and cancel of record the liens and security interests created by this Deed of Trust or reconvey the Trust Property to Grantor. In addition, as long as no Event of Default has occurred and is then continuing or would be caused thereby, if Grantor sells or transfers for value any portion of the Trust Property as permitted under Section 7.7 of the Credit
                                                     -----------
Agreement, Beneficiary shall release the liens and security interests created by this Deed of Trust on such Trust Property or reconvey such Trust Property to Grantor, concurrently with the consummation of such sale or other transfer.
Such release or reconveyance shall be at Grantor's sole cost and expense, and only upon not less than thirty days' prior written notice to Beneficiary.

          SECTION 7.8  WAIVER OF STAY, MORATORIUM AND SIMILAR RIGHTS.  Grantor
                       ---------------------------------------------
agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Deed of Trust or the Indebtedness secured hereby, or any agreement between Grantor and Beneficiary or any rights or remedies of Beneficiary or the Lenders.

          SECTION 7.9  APPLICABLE LAW.  The provisions of this Deed of Trust
                       --------------
regarding the creation, perfection and enforcement of the liens and security interests herein granted shall be governed by and construed under the laws of the state in which the Trust Property is located. All other provisions of this Deed of Trust and the Obligations shall be governed by the laws of the State of New York (including, without limitation, Section 5-1401 of the General Obligations Law of the State of New York), without regard to conflicts of laws principles.

          SECTION 7.10  HEADINGS.  The Article, Section and Subsection titles
                        --------
hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.

          SECTION 7.11  ENTIRE AGREEMENT.  This Deed of Trust and the other Loan
                        ----------------
Documents embody the entire agreement and understanding between Beneficiary and Grantor and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

          SECTION 7.12  SUBSTITUTION OF TRUSTEE.  If, for any reason,
                        -----------------------
Beneficiary shall elect a substitute for the Trustee herein named or any successor to said Trustee(s), Beneficiary shall have the right to appoint a successor Trustee by duly acknowledged written instruments, and each new Trustee immediately upon recordation of the instrument so appointing such new Trustee shall become successor in title to the Trust Property for the uses and purposes of this Deed of Trust, and with all the powers, duties and obligations conferred on the Trustee in the same manner and to the same effect as though he were named herein as the Trustee, including, without limitation, the power of sale. If more than one Trustee has been appointed, each of such Trustees and each successor thereto shall be and hereby is empowered to act independently.


         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Grantor and Beneficiary have on the date set forth in the acknowledgement hereto, effective as of the date first above written, caused this instrument to be duly EXECUTED UNDER SEAL AND DELIVERED by authority duly given.


                    THE PANTRY, INC., a Delaware corporation



                    By: _______________________________________
                         Name:  William T. Flyg
                         Title: Senior Vice President, Finance, Chief Financial
                                Officer and Secretary



                    FIRST UNION NATIONAL BANK, in its capacity as Agent



                    By: _______________________________________
                         Name:  Mark Felker
                         Title: Senior Vice President

                                ACKNOWLEDGEMENT


STATE OF NEW YORK

COUNTY OF NEW YORK

     I, the undersigned, Notary Public of the County and State aforesaid, certify that William T. Felker personally came before me this day and acknowledged that he is Secretary of The Pantry, Inc., a corporation and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its Senior Vice President, sealed with its corporate seal, and attested by her/him as its _____________________ Secretary.

     WITNESS my hand and official stamp or seal this _____ day of October, 1997.

                                    _______________________________________
                                         Notary Public

My Commission expires:
___________________________

[AFFIX NOTARIAL STAMP
OR SEAL]

STATE OF NEW YORK

COUNTY OF NEW YORK

     I, the undersigned, Notary Public of the County and State aforesaid, certify that Mark Felker personally came before me this day and acknowledged that he is _________________________ Secretary of First Union National Bank, a corporation and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its Senior Vice President, sealed with its corporate seal, and attested by her/him as its _____________________ Secretary.

     WITNESS my hand and official stamp or seal this _____ day of October, 1997.


                                    _______________________________________
                                         Notary Public

My Commission expires:

___________________________

[AFFIX NOTARIAL STAMP
OR SEAL]

                                   EXHIBIT A

                                 TRUST PROPERTY

                                   EXHIBIT B

                            ORIGINAL DEEDS OF TRUST

ANTINOVATION CLAUSE

Trustor's obligations under the Mortgage Notes, the Forbearance Agreement and the other instruments executed and delivered in connection therewith, as amended by and pursuant to the General Restructuring Agreement and the New Instruments, shall continue to be secured by the Existing Mortgages, which are hereby amended to conform to the terms thereof and to secure the obligations of Trustor thereunder. Except as amended by this Amendment, the Existing Mortgages shall continue unmodified and in full force and effect. The parties hereto hereby ratify and confirm the Existing Mortgages, as amended herein.



                                      B-2